UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : April 25, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated January 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-105322-06                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On April 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on April 25, 2005 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2005-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  April 27, 2005         By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders April 25, 2005



Exhibit 99.1
Statement to Certificateholders April 25, 2005



                      Centex Home Equity Loan Trust 2005-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 April 25, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1       102,250,000.00     95,303,110.87    4,083,747.84     293,851.26    4,377,599.10      0.00       0.00       91,219,363.03
AF2        16,390,000.00     16,390,000.00            0.00      53,267.50       53,267.50      0.00       0.00       16,390,000.00
AF3        26,710,000.00     26,710,000.00            0.00      92,149.50       92,149.50      0.00       0.00       26,710,000.00
AF4        32,930,000.00     32,930,000.00            0.00     129,524.67      129,524.67      0.00       0.00       32,930,000.00
AF5        45,320,000.00     45,320,000.00            0.00     199,408.00      199,408.00      0.00       0.00       45,320,000.00
AF6        24,850,000.00     24,850,000.00            0.00      97,122.08       97,122.08      0.00       0.00       24,850,000.00
AV1       334,180,000.00    313,038,933.30   19,375,255.85     800,597.07   20,175,852.92      0.00       0.00      293,663,677.45
AV2       154,520,000.00    154,520,000.00            0.00     405,829.61      405,829.61      0.00       0.00      154,520,000.00
AV3         9,780,000.00      9,780,000.00            0.00      26,865.12       26,865.12      0.00       0.00        9,780,000.00
M1         41,160,000.00     41,160,000.00            0.00     118,026.30      118,026.30      0.00       0.00       41,160,000.00
M2         37,000,000.00     37,000,000.00            0.00     106,734.72      106,734.72      0.00       0.00       37,000,000.00
M3         20,350,000.00     20,350,000.00            0.00      59,580.28       59,580.28      0.00       0.00       20,350,000.00
M4         18,030,000.00     18,030,000.00            0.00      56,669.29       56,669.29      0.00       0.00       18,030,000.00
M5         17,570,000.00     17,570,000.00            0.00      55,677.38       55,677.38      0.00       0.00       17,570,000.00
M6         16,650,000.00     16,650,000.00            0.00      54,195.75       54,195.75      0.00       0.00       16,650,000.00
M7         14,330,000.00     14,330,000.00            0.00      53,060.81       53,060.81      0.00       0.00       14,330,000.00
B          12,970,000.00     12,970,000.00            0.00      49,141.89       49,141.89      0.00       0.00       12,970,000.00
R                   0.00              0.00            0.00           0.00            0.00      0.00       0.00                0.00
TOTALS    924,990,000.00    896,902,044.17   23,459,003.69   2,651,701.23   26,110,704.92      0.00       0.00      873,443,040.48

XIO                 0.00    903,046,368.35            0.00          21.16           21.16      0.00       0.00      882,317,294.32
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
----------------------------------------------------------------------------------------------------------------------------------
AF1      152314LY4       932.05976401     39.93885418      2.87385095      42.81270513        892.12090983      AF1      3.700000 %
AF2      152314LZ1     1,000.00000000      0.00000000      3.25000000       3.25000000      1,000.00000000      AF2      3.900000 %
AF3      152314MA5     1,000.00000000      0.00000000      3.45000000       3.45000000      1,000.00000000      AF3      4.140000 %
AF4      152314MB3     1,000.00000000      0.00000000      3.93333343       3.93333343      1,000.00000000      AF4      4.720000 %
AF5      152314MC1     1,000.00000000      0.00000000      4.40000000       4.40000000      1,000.00000000      AF5      5.280000 %
AF6      152314MD9     1,000.00000000      0.00000000      3.90833320       3.90833320      1,000.00000000      AF6      4.690000 %
AV1      152314ME7       936.73748668     57.97850215      2.39570612      60.37420827        878.75898453      AV1      2.970000 %
AV2      152314MF4     1,000.00000000      0.00000000      2.62638888       2.62638888      1,000.00000000      AV2      3.050000 %
AV3      152314MG2     1,000.00000000      0.00000000      2.74694479       2.74694479      1,000.00000000      AV3      3.190000 %
M1       152314MH0     1,000.00000000      0.00000000      2.86750000       2.86750000      1,000.00000000      M1       3.330000 %
M2       152314MJ6     1,000.00000000      0.00000000      2.88472216       2.88472216      1,000.00000000      M2       3.350000 %
M3       152314MK3     1,000.00000000      0.00000000      2.92777789       2.92777789      1,000.00000000      M3       3.400000 %
M4       152314ML1     1,000.00000000      0.00000000      3.14305546       3.14305546      1,000.00000000      M4       3.650000 %
M5       152314MM9     1,000.00000000      0.00000000      3.16888902       3.16888902      1,000.00000000      M5       3.680000 %
M6       152314MN7     1,000.00000000      0.00000000      3.25500000       3.25500000      1,000.00000000      M6       3.780000 %
M7       152314MP2     1,000.00000000      0.00000000      3.70277809       3.70277809      1,000.00000000      M7       4.300000 %
B        152314MQ0     1,000.00000000      0.00000000      3.78888897       3.78888897      1,000.00000000      B        4.400000 %
TOTALS                   969.63431407     25.36135925      2.86673502      28.22809427        944.27295482
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                   RYAN VAUGHN
              JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
               --------------------------------------------------

Sec. 7.09(ii)                           Distributions Allocable to Principal

                                        Group I
                                        Scheduled Monthly Payments                                                       281,240.43
                                        Curtailments                                                                      50,580.25
                                        Prepayments in Full                                                            3,276,700.48
                                        Loans Repurchased by Seller                                                            0.00
                                        Substitution Amounts                                                                   0.00
                                        Net Liquidation Proceeds                                                               0.00

                                        Group II
                                        Scheduled Monthly Payments                                                       468,055.43
                                        Curtailments                                                                      38,387.83
                                        Prepayments in Full                                                           16,614,109.61
                                        Loans Repurchased by Seller                                                            0.00
                                        Substitution Amounts                                                                   0.00
                                        Net Liquidation Proceeds                                                               0.00

                                        Subordination Increase Amount                                                  2,729,929.66
                                        Excess Overcollateralization Amount                                                    0.00



Sec. 7.09(iv)                           Class Interest Carryover Shortfall
                                        Class AF-1                                                                             0.00
                                        Class AF-2                                                                             0.00
                                        Class AF-3                                                                             0.00
                                        Class AF-4                                                                             0.00
                                        Class AF-5                                                                             0.00
                                        Class AF-6                                                                             0.00
                                        Class AV-1                                                                             0.00
                                        Class AV-2                                                                             0.00
                                        Class AV-3                                                                             0.00
                                        Class M-1                                                                              0.00
                                        Class M-2                                                                              0.00
                                        Class M-3                                                                              0.00
                                        Class M-4                                                                              0.00
                                        Class M-5                                                                              0.00
                                        Class M-6                                                                              0.00
                                        Class M-7                                                                              0.00
                                        Class B                                                                                0.00

Sec. 7.09(v)                            Class Principal Carryover Shortfall
                                        Subordinate Certificates
                                        Class M-1                                                                              0.00
                                        Class M-2                                                                              0.00
                                        Class M-3                                                                              0.00
                                        Class M-4                                                                              0.00
                                        Class M-5                                                                              0.00
                                        Class M-6                                                                              0.00
                                        Class M-7                                                                              0.00
                                        Class B                                                                                0.00

Sec. 7.09(vi)                           Aggregate Loan Balance of Each Group
                                        Group I Beginning Aggregate Loan Balance                                     243,006,841.92
                                        Group I Ending Aggregate Loan Balance                                        239,398,320.76

                                        Group II Beginning Aggregate Loan Balance                                    660,039,526.43
                                        Group II Ending Aggregate Loan Balance                                       642,918,973.56

Sec. 7.09(vii)                          Overcollateralization
                                        Total Overcollateralization Amount                                             8,874,253.84
                                        Total Required Overcollateralization Amount                                   31,912,797.91

Sec. 7.09(viii)                         Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)                           Substitution Amounts
                                        Group I                                                                                0.00
                                        Group II                                                                               0.00

Sec. 7.09(ix)                           Loan Purchase Price Amounts
                                        Group I                                                                                0.00
                                        Group II                                                                               0.00

Sec. 7.09(x)                            Weighted Average Net Coupon Rate
                                        Group I                                                                            7.9950 %
                                        Group II                                                                           6.8407 %

Sec. 7.09(xii)                          Monthly Remittance Amount
                                        Group I                                                                        5,228,045.25
                                        Group II                                                                      20,883,659.67

Sec. 7.09(xiii)                         Weighted Average Gross Margin
                                        Group II Loans                                                                     6.8938 %

Sec. 7.09(xiv)                          Largest Loan Balance
                                        Group I                                                                          666,876.57
                                        Group II                                                                         830,339.14

Sec. 7.09(xv)                           Basic Principal Amount
                                        Group I                                                                        3,608,521.16
                                        Group II                                                                      17,120,552.87

Sec. 7.09(xvi)                          Net Wac Cap Carryover Paid
                                        Group I                                                                                0.00
                                        Group II                                                                               0.00
                                        Subordinate                                                                            0.00

Sec. 7.09(xvi)                          Remaining Net Wac Cap Carryover
                                        Group I                                                                                0.00
                                        Group II                                                                               0.00
                                        Subordinate                                                                            0.00

Sec. 7.09(xviii)                        Net Wac Cap
                                        Group I Net WAC Cap                                                                  7.99 %
                                        Group II Net WAC Cap                                                                 6.62 %
                                        Subordinate Net WAC Cap                                                              6.63 %

Sec. 7.09(xix)                          Applied Realized Loss Amounts
                                        Subordinate Certificates
                                        Class M-1                                                                              0.00
                                        Class M-2                                                                              0.00
                                        Class M-3                                                                              0.00
                                        Class M-4                                                                              0.00
                                        Class M-5                                                                              0.00
                                        Class M-4                                                                              0.00
                                        Class M-5                                                                              0.00
                                        Class B                                                                                0.00

Sec. 7.09(xx)                     Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)                   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                                                     Group 1
                                                                                               Principal
                                                    Category              Number                Balance               Percentage
                                                    1 Month                   45             3,527,137.46                  1.47 %
                                                    2 Month                    8               609,260.07                  0.25 %
                                                    3 Month                    2               319,923.96                  0.13 %
                                                    Total                     55             4,456,321.49                  1.85 %
                                                     Group 2
                                                                                               Principal
                                                    Category              Number                Balance               Percentage
                                                    1 Month                  105            13,969,993.35                  2.17 %
                                                    2 Month                   13             1,840,851.58                  0.29 %
                                                    3 Month                    2               168,355.35                  0.03 %
                                                     Total                   120            15,979,200.28                  2.49 %
                                                     Group Totals
                                                                                               Principal
                                                    Category              Number                Balance               Percentage
                                                    1 Month                  150            17,497,130.81                  1.98 %
                                                    2 Month                   21             2,450,111.65                  0.28 %
                                                    3 Month                    4               488,279.31                  0.06 %
                                                     Total                   175            20,435,521.77                  2.32 %

Sec. 7.09(b)(ii)                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    2              144,317.06                  0.06 %

                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   14            1,911,768.09                  0.30 %

                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   16            2,056,085.15                  0.23 %



Sec. 7.09(b)(iii)                       Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    1               180,623.98                  0.08 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    4               368,794.05                  0.06 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    5               549,418.03                  0.06 %

Sec. 7.09(b)(iii)                       Balloon Loans
                                        Number of Balloon Loans                                                               18.00
                                        Balance of Balloon Loans                                                         961,336.97

Sec. 7.09(b)(iv)                        Number and Aggregate Principal Amounts of REO Loans
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                  0.00                  0.00 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                  0.00                  0.00 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                  0.00                  0.00 %

Sec. 7.09(b)(v)                         Book Value of REO Loans
                                        Group I                                                                                0.00
                                        Group II                                                                               0.00

Sec. 7.09(b)(vi)                        Realized Losses
                                        Group I:
                                        Monthly Realized Losses                                                                0.00
                                        Cumulative Realized Losses                                                             0.00
                                        Group II:
                                        Monthly Realized Losses                                                                0.00
                                        Cumulative Realized Losses                                                             0.00

Sec. 7.09(b)(vii)                       Net Liquidation Proceeds
                                        Group I                                                                                0.00
                                        Group II                                                                               0.00

Sec. 7.09(b)(viii)                      60+ Delinquency Percentage (Rolling Three Month)                                   0.4614 %

Sec. 7.09(b)(ix)                        Cumulative Loss Percentage                                                           0.00 %
                                        Cumulative Realized Losses Since Cut-Off Date                                          0.00
                                        Aggregate Loan Balance as of the Cut-Off Date                                925,008,634.98

Sec. 7.09(b)(x)                         Has a Trigger Event Occurred?                                                            NO

                                        1-Month LIBOR for Current Distribution Date                                       2.85000 %


Copyright 2001 J.P. Morgan Chase & Co.  All rights reserved.